Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,899,245.50
Total Fee Amount	2,333.79
Total Offset Amount	0.00
Net Fee	2,333.79
Narrative - Max Aggregate Offering Price	$ 16,899,245.50
Final Prospectus	true